                                                                    Exhibit 10.5

                                                             [EXECUTION VERSION]

================================================================================

                             INTERCREDITOR AGREEMENT

                                   dated as of

                                   May 1, 2006

                                      among

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                         as First Lien Collateral Agent

                                       and

                            WILMINGTON TRUST COMPANY,

                         as Second Lien Collateral Agent

                                       and

                                 WCI STEEL, INC.

================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I DEFINITIONS....................................................     2
   SECTION 1.01. Certain Defined Terms...................................     2
   SECTION 1.02. Other Defined Terms.....................................     2
   SECTION 1.03. Terms Generally.........................................     6

ARTICLE II LIEN PRIORITIES...............................................     7
   SECTION 2.01. Relative Priorities.....................................     7
   SECTION 2.02. Prohibition on Contesting Liens.........................     7
   SECTION 2.03. No New Liens............................................     7
   SECTION 2.04. Similar Liens and Agreements............................     7

ARTICLE III ENFORCEMENT OF RIGHTS; MATTERS RELATING TO COLLATERAL........     8
   SECTION 3.01. Exercise of Rights and Remedies.........................     8
   SECTION 3.02. Insurance and Condemnation Awards.......................     9

ARTICLE IV PAYMENTS......................................................     9
   SECTION 4.01. Payment after Default in Insolvency.....................     9
   SECTION 4.02. Payment after Default Prior to an Insolvency............     9
   SECTION 4.03. Appointment of Attorney-in-Fact.........................    10

ARTICLE V OTHER AGREEMENTS...............................................    10
    SECTION 5.01. Matters Relating to Lien Documents.....................    10
    SECTION 5.02. Reinstatement..........................................    10
    SECTION 5.03. Further Assurances.....................................    11

ARTICLE VI REPRESENTATIONS AND WARRANTIES................................    11
   SECTION 6.01. Representations and Warranties of Each Party............    11
   SECTION 6.02. Representations and Warranties of Second Collateral
                 Agent...................................................    11

ARTICLE VII NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE..............    11
   SECTION 7.01. No Reliance; Information................................    11
   SECTION 7.02. No Warranties or Liability..............................    12
   SECTION 7.03. Obligations Absolute....................................    13

ARTICLE VIII MISCELLANEOUS...............................................    14
   SECTION 8.01. Notices.................................................    14

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   SECTION 8.02. Conflicts...............................................    14
   SECTION 8.03. Effectiveness; Survival.................................    15
   SECTION 8.04. Severability............................................    15
   SECTION 8.05. Amendments; Waivers.....................................    15
   SECTION 8.06. Applicable Law; Jurisdiction; Consent to Service of
                 Process.................................................    15
   SECTION 8.07. Waiver of Jury Trial....................................    16
   SECTION 8.08. Parties in Interest.....................................    16
   SECTION 8.09. Specific Performance....................................    16
   SECTION 8.10. Headings................................................    16
   SECTION 8.11. Counterparts............................................    17
   SECTION 8.12. Provisions to Define Relative Rights....................    17
   SECTION 8.13. Incorporation by Reference..............................    17

          INTERCREDITOR AGREEMENT dated as of May 1, 2006 (this "AGREEMENT"), among THE BANK OF NEW YORK TRUST COMPANY, N.A. ("THE BANK OF NEW YORK"), as the Collateral Trustee (the "COLLATERAL TRUSTEE" or the "FIRST LIEN COLLATERAL AGENT"), WILMINGTON TRUST COMPANY ("WILMINGTON TRUST"), as collateral agent for the Second Lien Holders (as defined below) (in such capacity, the "SECOND LIEN COLLATERAL AGENT") and WCI STEEL, INC., a Delaware corporation ("WCI").

                              PRELIMINARY STATEMENT

          Reference is made to (a) the Basic Labor Agreement dated as of May 1, 2006 (the "LABOR AGREEMENT"), between WCI and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Serviceworkers Union, AFL-CIO, or its successor on behalf of the employees of WCI at its facilities in Ohio, (b) $100,000,000 of Senior Secured 8% Notes dated as of May 1, 2006 (the "SECOND LIEN NOTES"), issued by WCI to the holders of the Second Lien Notes (the "SECOND LIEN HOLDERS"), (c) the Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of April 28, 2006 (the "FIRST LIEN MORTGAGE"), between WCI and the First Lien Collateral Agent (pursuant to and in accordance with Collateral Trust Agreement, as hereinafter defined), (d) the Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of April 28, 2006 (the "SECOND LIEN MORTGAGE"), between WCI and the Second Lien Collateral Agent, (e) the Collateral Trust Agreement dated as of May 1, 2006 (the "COLLATERAL TRUST AGREEMENT"), between WCI and the First Lien Collateral Agent, and (f) In re WCI Steel, Inc., an Ohio corporation, et al, Noteholders' Modified Plan of Reorganization under Chapter 11 of the Bankruptcy Code (initially filed by the Noteholders (as defined therein) on December 23, 2005, December 27, 2005, January 17, 2006, January 25, 2006, March 9, 2006 and March 24, 2006 and as may be further amended, supplemented or otherwise modified from time to time) US Bankruptcy Court Northern District of Ohio Eastern Division, Case No. 05-81439 (Akron) (the "NOTEHOLDERS' MODIFIED PLAN").

                                    RECITALS

          A. Pursuant to the Labor Agreement, WCI has agreed to pay the Hardship Contribution for the benefit of the Hardship Beneficiaries, as defined in the Labor Agreement, upon certain triggering events specified in the Labor Agreement. Payment of the Hardship Contribution is guaranteed by the Collateral, including a first priority security interest in the Mortgaged Property (as defined in the First Lien Mortgage and Second Lien Mortgage) granted by WCI in favor of the Collateral Trustee.

          B. Pursuant to the Noteholders' Modified Plan, the Second Lien Holders will receive the Second Lien Notes secured by Liens on the Collateral with such security interest being junior to only the First Priority Liens.

          C. The Labor Agreement requires, among other things, that the parties thereto, set forth in this Agreement, among other things, their respective rights and remedies with respect to the Collateral.

          Accordingly, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01. CERTAIN DEFINED TERMS. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the Labor Agreement, the Indenture, the Second Lien Notes, the First Lien Mortgage or the Second Lien Mortgage, as applicable.

          SECTION 1.02. OTHER DEFINED TERMS. As used in the Agreement, the following terms shall have the meanings specified below:

          "THE BANK OF NEW YORK" shall have the meaning ascribed to such term in the preamble to this Agreement.

          "BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy," as now and hereinafter in effect, or any successor statute.

          "BANKRUPTCY LAW" shall mean the Bankruptcy Code and any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law.

          "COLLATERAL" shall mean, collectively, the First Lien Collateral and the Second Lien Collateral.

          "COLLATERAL AGENTS" shall mean the First Lien Collateral Agent and the Second Lien Collateral Agent.

          "COLLATERAL TRUST AGREEMENT" shall have the meaning ascribed to such term in the recitals of this Agreement.

          "COLLATERAL TRUSTEE" shall have the meaning ascribed to such term in the preamble to this Agreement.

          "DISCHARGE OF FIRST LIEN OBLIGATIONS" shall mean, subject to Section 5.02, (a) payment in full in cash of the principal of all Indebtedness outstanding under the First Lien Documents, and (b) payment in full, in cash, of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal is paid.

          "DISCHARGE OF SECOND LIEN OBLIGATIONS" shall mean, subject to Section 5.02, (a) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Second Lien Documents, and (b) payment in full, in cash, of all other Second Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.

          "DISPOSE" shall have a correlative meaning to Disposition.

          "DISPOSITION" shall mean any sale, lease, exchange, transfer or other disposition.

          "FIRST LIEN COLLATERAL" shall mean all "Collateral", as defined in the First Lien Mortgage, the Collateral Trust Agreement and any other assets of WCI or any Subsidiary now or at any time hereafter subject to Liens securing any First Lien Obligations.

          "FIRST LIEN COLLATERAL AGENT" shall have the meaning ascribed to such term in the preamble to this Agreement.

          "FIRST LIEN DOCUMENTS" shall mean the Labor Agreement, the First Lien Mortgage, the Collateral Trust Agreement, this Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

          "FIRST LIEN MORTGAGE" shall have the meaning ascribed to such term in the preliminary statement of this Agreement.

          "FIRST LIEN OBLIGATIONS" shall mean the obligations of WCI to contribute, guarantee and secure the Hardship Contribution. To the extent any payment with respect to the First Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid or turned over to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          "FIRST LIEN SECURED PARTIES" shall mean, at any time, (a) the First Lien Collateral Agent and the successors, replacements and assigns of each of the foregoing.

          "FIRST PRIORITY LIENS" shall mean all Liens on the First Lien Collateral to secure the First Lien Obligations, whether created under the First Lien Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

          "FORECLOSURE" shall mean any exercise by or on behalf of the Second Lien Secured Parties of remedies available under applicable law with respect to the Collateral upon a default under the Second Lien Obligations, which results in a transfer of title to, or control or possession of, or a sale, liquidation or other Disposition of, the Collateral. The term "Foreclosure" shall include, without limitation, any one or more of the following events, if they occur in connection with a default under the Second Lien Obligations: (i) a transfer of any of the Collateral by judicial foreclosure; (ii) a transfer of any of the Collateral by deed in lieu of foreclosure; (iii) a transfer of any of the Collateral resulting from an order given in an Insolvency or Liquidation Proceeding; (iv) if title to the Collateral is held by a tenant under a ground lease, an assignment of the tenant's interest in such ground lease; or (v) a transfer through any similar judicial or non-judicial exercise of the remedies by or on behalf of the Second Lien Secured Parties.

          "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "GRANTORS" shall mean WCI and each Subsidiary that shall have created or purported to create any First Priority Lien or Second Priority Lien on all or any part of its assets to secure any First Lien Obligations or any Second Lien Obligations.

          "HARDSHIP CONTRIBUTION" shall have the meaning ascribed to such term in the Labor Agreement.

          "INDEBTEDNESS" shall mean and includes all obligations that constitute "Indebtedness", under or as defined in the Labor Agreement or the Indenture, as applicable.

          "INDENTURE" means the Indenture dated as of May 1, 2006 for the issuance of the Second Lien Notes.

          "INSOLVENCY OR LIQUIDATION PROCEEDING" shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Grantor or for a substantial part of the property or assets of any Grantor, (c) any voluntary or involuntary winding-up or liquidation of any Grantor, or (d) a general assignment for the benefit of creditors by any Grantor.

          "LABOR AGREEMENT" shall have the meaning ascribed to such term in the preliminary statement of this Agreement.

          "LIEN" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, claim, assignment, hypothecation, charge or security interest of any kind or any arrangement to provide priority or preference or any filing of any financing statement under the UCC or any other similar notice of lien under any similar notice or recording statute of any Governmental Authority, including any casement, right-of-way or other encumbrance on title to real property, in each of the foregoing cases whether voluntary or imposed by law, and any agreement to give any of the foregoing (other than operating leases), (b) the interest of a vendor or a lesser under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "LIEN DOCUMENTS" shall mean the First Lien Documents and the Second Lien Documents.

          "NOTEHOLDERS' MODIFIED PLAN" shall have the meaning ascribed to such term in the preliminary statement of this Agreement.

          "OTHER RESERVED PROCEEDS" shall have the meaning ascribed to such term in SECTION 4.01 of this Agreement.

          "RESERVED PROCEEDS" shall have the meaning ascribed to such term in
SECTION 4.01 of this Agreement.

          "SECOND LIEN COLLATERAL" shall mean all "Collateral", as defined in the Second Lien Mortgage, and any other assets of WCI or any Subsidiary now or at any time hereafter subject to Liens securing any Second Lien Obligations.

          "SECOND LIEN COLLATERAL AGENT" shall have the meaning ascribed to such term in the preamble to this Agreement.

          "SECOND LIEN DOCUMENTS" shall mean the Second Lien Notes, the Second Lien Mortgage, the Indenture, this Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

          "SECOND LIEN HOLDERS" shall have the meaning ascribed to such term in the preliminary statement of this Agreement.

          "SECOND LIEN MORTGAGE" shall have the meaning ascribed to such term in the preliminary statement of this Agreement.

          "SECOND LIEN NOTES" shall have the meaning ascribed to such term in the preliminary statement of this Agreement.

          "SECOND LIEN OBLIGATIONS" shall mean the "Obligations", as defined in the Indenture and/or the Second Lien Notes. To the extent any payment with respect to the Second Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid or turned over to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. "SECOND LIEN OBLIGATIONS" shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second Lien Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

          "SECOND LIEN SECURED PARTIES" shall mean, at any time, (a) the Second Lien Holders, (b) the Second Lien Collateral Agent, (c) each other person to whom any of the Second Lien Obligations (including indemnification obligations) is owed and (d) the successors, replacements and assigns of each of the foregoing.

          "SECOND PRIORITY LIENS" shall mean all Liens on the Second Lien Collateral to secure the Second Lien Obligations, whether created under the Second Lien Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

          "SECURED PARTIES" shall mean, collectively the First Lien Secured Parties and the Second Lien Secured Parties.

          "SECURITY DOCUMENTS" shall mean the First Lien Mortgage and the Second Lien Mortgage.

          "SUBSIDIARY" shall mean, with respect to any person (herein referred to as the "PARENT"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "SUBSIDIARY" shall mean any direct or indirect subsidiary of WCI.

          "UNIFORM COMMERCIAL CODE" or "UCC" shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.

          "WCI" shall have the meaning ascribed to such term in the preamble to this Agreement.

          "WILMINGTON TRUST" shall have the meaning ascribed to such term in the preamble to this Agreement.

          SECTION 1.03. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (b) any reference herein (i) to any person shall be construed to include such person's successors and assigns and (ii) to WCI or any other Grantor shall be construed to include WCI or such Grantor as debtor and debtor-in-possession and any receiver or trustee for WCI or any other Grantor, as the case may be, in any Insolvency or Liquidation Proceeding, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles or Sections shall be construed to refer to Articles or Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                                   ARTICLE II

                                 LIEN PRIORITIES

          SECTION 2.01. RELATIVE PRIORITIES. Notwithstanding the date, manner or order of grant, attachment or perfection of any Second Priority Lien or any First Priority Lien, and notwithstanding any provision of the UCC or any other applicable law or the provisions of any Security Document or any other Lien Document or any other circumstance whatsoever, the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby agrees that, so long as the Discharge of First Lien Obligations has not occurred, (a) any First Priority Lien now or hereafter held by or for the benefit of any First Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Second Priority Liens and (b) any Second Priority Lien now or hereafter held by or for the benefit of any Second Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all First Priority Liens. The First Priority Liens shall be and remain senior in right, priority, operation, effect and all other respects to any Second Priority Liens for all purposes, whether or not any First Priority Liens are subordinated in any respect to any other Lien securing any other obligation of WCI, any other Grantor or any other person.

          SECTION 2.02. PROHIBITION ON CONTESTING LIENS. Each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, and the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that it will not, and hereby waives any right to, contest or support any other person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of any Second Priority Lien or any First Priority Lien, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent, the Second Lien Collateral Agent or any other First Lien Secured Party or any other Second Lien Secured Party to enforce this Agreement.

          SECTION 2.03. NO NEW LIENS. The parties hereto agree that, so long as the Discharge of First Lien Obligations has not occurred, none of the Grantors shall, or shall permit any of its Subsidiaries to, (a) grant or permit any additional Liens on any asset to secure any Second Lien Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the First Lien Obligations or (b) grant or permit any additional Liens on any asset to secure any First Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Second Lien Obligations, in each case, with each such Lien to be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the First Lien Collateral Agent, the Second Lien Collateral Agent agrees, for itself and on behalf of the other Second Lien Secured Parties, that any amounts received by or distributed to any Second Lien Secured Party pursuant to or as a result of any Lien granted in contravention of this SECTION 2.03 shall be treated as Reserve Proceeds or Other Reserved Proceeds, mutatis mutandis under ARTICLE IV hereof.

          SECTION 2.04. SIMILAR LIENS AND AGREEMENTS. The parties hereto acknowledge and agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing, the parties hereto agree:

          (a) to cooperate in good faith in order to determine, upon any request by the First Lien Collateral Agent or the Second Lien Collateral Agent, the specific assets included in the First Lien Collateral and the Second Lien Collateral, the steps taken to perfect the First Priority Liens and the Second Priority Liens thereon and the identity of the respective parties obligated under the First Lien Documents and the Second Lien Documents;

          (b) that the documents, agreements and instruments creating or evidencing the First Lien Collateral and the First Priority Liens shall be substantially identical in form and substance as the documents, agreements and instruments creating or evidencing the Second Lien Collateral and the Second Priority Liens, other than with respect to the first priority and second priority nature of the Liens created or evidenced thereunder; and

          (c) the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that any amounts received by or distributed to any of the Second Lien Secured Parties pursuant to or as a result of Second Priority Liens on assets that are not subject to the First Priority Liens shall be subject to Section 4.01.

                                   ARTICLE III

              ENFORCEMENT OF RIGHTS; MATTERS RELATING TO COLLATERAL

          SECTION 3.01. EXERCISE OF RIGHTS AND REMEDIES.

          (a) Whether or not any Insolvency or Liquidation Proceeding has been commenced, the First Lien Collateral Agent and the other First Lien Secured Parties on the one hand and the Second Lien Collateral Agent and the Second Lien Secured Parties on the other hand shall each have their respective rights to enforce rights and exercise remedies (including any right of setoff) with respect to the Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding), in each case, without any consultation with or the consent of the Second Lien Collateral Agent or any other Second Lien Secured Party or the First Lien Collateral Agent or any other First Lien Secured Party, respectively; provided that no such action is, or could reasonably be expected to be, inconsistent with the terms of this Agreement.

          (b) In exercising rights and remedies with respect to the Collateral, each Collateral Agent and the other Secured Parties may enforce the provisions of their respective Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law, provided that no such action is, or could reasonably be expected to be, inconsistent with the terms of this Agreement

          (c) Nothing in this Agreement shall prohibit the receipt by the Second Lien Collateral Agent or any other Second Lien Secured Party of the required regular payments of principal, premium, interest, fees and other amounts due under the Second Lien Documents.

          (d) The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the other First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the First Lien Documents.

          SECTION 3.02. INSURANCE AND CONDEMNATION AWARDS. To the extent the Second Lien Collateral Agent receives insurance proceeds or a condemnation award on account of its interest in the Collateral, it shall administer such funds as provided for in Section 9 of the Collateral Trust Agreement as if WCI were administering such funds.

                                   ARTICLE IV

                                    PAYMENTS

          SECTION 4.01. PAYMENT AFTER DEFAULT IN INSOLVENCY. If, after an "Event of Default" under the Indenture, but prior to the Second Lien Collateral Agent consummating a Foreclosure thereunder, an Insolvency or Liquidation Proceeding of WCI has occurred, then the Second Lien Collateral Agent shall hold the first $75,000,000, whether in cash or in-kind (the "RESERVED PROCEEDS") of any dividend, distribution, payment, or receipt of any other assets in connection with such Insolvency or Liquidation Proceeding on account of the Second Lien Mortgage, in trust for the benefit of the First Lien Collateral Agent, until the earliest to occur of (i) the termination of the WCI/USW Defined Benefit Plan; or
(ii) (A) the effective date of a confirmed plan of reorganization in such proceeding, or (B) the dismissal of such Insolvency or Liquidation Proceeding; provided, however, that if the termination of the WCI/USW Defined Benefit Plan occurs before such termination of insolvency proceedings or pursuant to such plan of reorganization, then the Second Lien Collateral Agent shall thereupon pay the Reserved Proceeds to the First Lien Collateral Agent at such time.

          SECTION 4.02. PAYMENT AFTER DEFAULT PRIOR TO AN INSOLVENCY. If, after an "Event of Default" under the Indenture, but prior to an Insolvency or Liquidation Proceeding of WCI, the Second Lien Collateral Agent consummates one or more Foreclosures under the Indenture, then

          (a) the Second Lien Collateral Agent shall hold the first $75,000,000, whether in cash or in-kind, of the proceeds of such Foreclosures, in the aggregate, in trust (the "OTHER RESERVED PROCEEDS") for the First Lien Collateral Agent, until the earliest to occur of:

     (1)  (i) one (1) year after the latest such Foreclosure; or

          (ii) if an Insolvency or Liquidation Proceeding of WCI is commenced within such one-year period, (A) the effective date of a confirmed plan of reorganization in such proceeding or (B) the dismissal of such Insolvency or Liquidation Proceeding, or

          (iii) if proceedings with a view to termination of the WCI/USW Defined Benefit Plan ("plan termination proceedings") are initiated within such one-year period, the date of the conclusion of such plan termination proceedings; or

     (2)  the termination of the WCI/USW Defined Benefit Plan; and

; provided, however, that if the termination of the WCI/USW Defined Benefit Plan occurs before the expiration of such one-year period or during or pursuant to such Insolvency or Liquidation Proceeding or such plan termination proceedings, as applicable, then the Second Lien Collateral Agent shall thereupon pay such Other Reserved Proceeds to the First Lien Collateral Agent.

          SECTION 4.03. APPOINTMENT OF ATTORNEY-IN-FACT. Until the Discharge of Second Lien Obligations occurs, the First Lien Collateral Agent, hereby appoints the Second Lien Collateral Agent, and any officer or agent of the Second Lien Collateral Agent, with full power of substitution, the attorney-in-fact of each First Lien Secured Party for the purpose of carrying out the provisions of this
Article IV and taking any action and executing any instrument that the Second Lien Collateral Agent may deem necessary or advisable to accomplish the purposes of this Article IV, which appointment is irrevocable and coupled with an interest.

                                   ARTICLE V

                                OTHER AGREEMENTS

          SECTION 5.01. MATTERS RELATING TO LIEN DOCUMENTS.

          (a) The First Lien Documents may be amended, supplemented or otherwise modified in accordance with their terms, in each case, without the consent of any Second Lien Secured Party; provided, however, that without the consent of the Second Lien Collateral Agent, no such amendment, supplement or modification shall (i) contravene any provision of this Agreement or (ii) result in the aggregate principal amount of Indebtedness outstanding under the First Lien Documents (as so amended, supplemented or modified ) to exceed $75,000,000.

          (b) The Second Lien Documents may be amended, supplemented or otherwise modified in accordance with their terms, in each case, without the consent of any First Lien Secured Party; provided, however, that without the consent of the First Lien Collateral Agent, no such amendment, supplement or modification shall contravene any provision of this Agreement.

          (c) Each of WCI and the Second Lien Collateral Agent agrees that the Second Lien Notes and the Second Lien Mortgage shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the First Lien Collateral Agent.

          SECTION 5.02. REINSTATEMENT. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Lien Obligations or the Second Lien Obligations previously made shall be rescinded for any reason whatsoever, then the First Lien Obligations or the Second Lien Obligations, as the case may be, shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the First Lien Secured Parties and the Second Lien Secured Parties provided for herein.

          SECTION 5.03. FURTHER ASSURANCES. Each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, and the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the First Lien Collateral Agent or the Second Lien Collateral Agent may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

          SECTION 6.01. REPRESENTATIONS AND WARRANTIES OF EACH PARTY. Each party hereto represents and warrants to the other parties hereto as follows:

          (a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.

          (b) This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms.

          (c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority and (ii) will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such party or any order of any governmental authority or any provision of any indenture, agreement or other instrument binding upon such party.

          SECTION 6.02. REPRESENTATIONS AND WARRANTIES OF SECOND COLLATERAL AGENT. The Second Lien Collateral Agent represents and warrants to the other parties hereto that it has been authorized by its respective Secured Parties to enter into this Agreement.

                                  ARTICLE VII

                 NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE

          SECTION 7.01. NO RELIANCE; INFORMATION.

          (a) (i) The Second Lien Collateral Agent, for itself and on behalf of its Secured Party, acknowledges that its Secured Party has, independently and without reliance upon the First Lien Collateral Agent and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the Lien Documents to which they are party and (ii) its Secured Party will, independently and without reliance upon on the First Lien Collateral Agent, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other Loan Document to which they are party.

          (b) (i) The First Lien Collateral Agent acknowledges that it has not relied on the Second Lien Collateral Agent or Second Lien Secured Party in its decision to enter into the Lien Documents to which it is a party and will without reliance upon on the Second Lien Collateral Agent continue to make decision in taking or not taking any action under this Agreement or other related document to which it is a party.

          (c) Except as necessary to comply with their express respective contractual obligations under the terms and conditions of this Agreement, the First Lien Collateral Agent and the Second Lien Secured Parties shall have no duty to disclose to each other, any information relating to WCI or any of the Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the Obligations, that is known or becomes known to any of them or any of their Affiliates. In the event any First Lien Collateral Agent or any Second Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information it shall be under no obligation (i) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

          SECTION 7.02. NO WARRANTIES OR LIABILITY.

          (a) The First Lien Collateral Agent acknowledges and agrees that, except for the representations and warranties set forth in Article VI, neither the Second Lien Collateral Agent nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VI, the First Lien Collateral Agent has not made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

          (b) The Second Lien Collateral Agent and the other Second Lien Secured Parties shall have no express or implied duty to the First Lien Collateral Agent and the First Lien Collateral Agent shall have no express or implied duty to the Second Lien Collateral Agent or any other Second Lien Secured Party, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any First Lien Document and any Second Lien Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

          (c) The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that the First Lien Collateral Agent shall have no liability to the Second Lien Collateral Agent or any other Second Lien Secured Party, and hereby waives any claim against the First Lien Collateral Agent, arising out of any and all actions which the First Lien Collateral Agent may take or permit or omit to take with respect to (i) the First Lien Documents (other than this Agreement), (ii) the collection of the First Lien Obligations or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral.

          (d) The First Lien Collateral Agent agrees that no Second Lien Secured Party shall have any liability to the First Lien Collateral Agent and hereby waives any claim against any Second Lien Secured Party, arising out of any and all actions which the Second Lien Collateral Agent or the other Second Lien Secured Parties may take or permit or omit to take with respect to (i) the Second Lien Documents (other than this Agreement), (ii) the collection of the Second Lien Obligations or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral.

          SECTION 7.03. OBLIGATIONS ABSOLUTE. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the First Lien Collateral Agent and the Second Lien Collateral Agent and the Second Lien Secured Party shall remain in full force and effect irrespective of

          (a) any lack of validity or enforceability of any Lien Document;

          (b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Obligations or the Second Lien Obligations;

          (c) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Lien Document (other than this Agreement);

          (d) the securing of any First Lien Obligations or Second Lien Obligations with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any guarantee securing any First Lien Obligations or Second Lien Obligations; or

          (e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, WCI or any other Grantor in respect of the First Lien Obligations, the Second Lien Obligations or this Agreement, or any of the First Lien Secured Parties or any of the Second Lien Secured Parties in respect of this Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          SECTION 8.01. NOTICES. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

If to the Grantor, WCI:                   WCI Steel, Inc.
                                          1040 Pine Avenue, SE
                                          Warren, Ohio 44483-6528
                                          Attention: Chief Financial Officer
                                          Facsimile: _______________

with a copy to:                           McDermott Will & Emery LLP
                                          28 State Street
                                          Boston, MA 02109
                                          Attention: Dennis J. White, Esq.
                                          Facsimile: (617) 535-3800

If to the First Lien Collateral Agent:    The Bank of New York Trust Company, N.A.
                                          222 Berkeley Street 2nd Floor
                                          Boston, MA 02116
                                          Attention: Peter Murphy
                                          Facsimile: (617) 351-2401

If to the Second Lien Collateral Agent:   Wilmington Trust Company
                                          Rodney Square North
                                          1100 Market Street
                                          Wilmington, DE 19890
                                          Attention: Corporate Trust Administrator
                                          Fax: (302) 636-4145

          All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 8.01. As agreed to among WCI and any Collateral Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

          SECTION 8.02. CONFLICTS. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the other Lien Documents, the provisions of this Agreement shall control.

          SECTION 8.03. EFFECTIVENESS; SURVIVAL. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

          SECTION 8.04. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8.05. AMENDMENTS; WAIVERS.

          (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the First Lien Collateral Agent and the Second Lien Collateral Agent; provided that no such agreement shall amend, modify or otherwise directly affect the rights or obligations of any Grantor without such person's prior written consent.

          SECTION 8.06. APPLICABLE LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

          (a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

          (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

          (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 8.07. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 8.08. PARTIES IN INTEREST. This provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties and Second Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other person shall have or be entitled to assert rights or benefits hereunder.

          SECTION 8.09. SPECIFIC PERFORMANCE. Each Collateral Agent may demand specific performance of this Agreement and, on behalf of itself and the respective other Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Parties.

          SECTION 8.10. HEADINGS. Article and Section headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 8.11. COUNTERPARTS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section
8.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

          SECTION 8.12. PROVISIONS TO DEFINE RELATIVE RIGHTS. The provisions of this Agreement are and are intended for the purpose of defining the relative rights of the First Lien Collateral Agent, on the one hand, and the Second Lien Secured Parties, on the other hand. No creditor of WCI or any Grantor shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of WCI or any other Grantor arising under the Labor Agreement, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.

          SECTION 8.13. INCORPORATION BY REFERENCE. In connection with its execution and action pursuant to its actions hereunder, the First Lien Collateral Agent is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the Collateral Trust Agreement.

                            [Signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        BANK OF NEW YORK TRUST COMPANY, N.A.,
                                        as First Lien Collateral Agent


                                        By: /s/ Peter M. Muprhy
                                            ------------------------------------
                                        Name: Peter M. Muprhy
                                        Title: Vice President


                                        WILMINGTON TRUST COMPANY, as Second Lien
                                        Collateral Agent


                                        By: /s/ Steven Cimalone
                                            ------------------------------------
                                        Name: Steven Cimalone
                                        Title: Vice President


                                        WCI STEEL, INC., as Grantor


                                        By: /s/ Cynthia Bezik
                                            ------------------------------------
                                        Name: Cynthia Bezik
                                        Title: President

                                 WCI STEEL, INC.
                             Intercreditor Agreement

                                                                         ANNEX I

Provision for the Second Lien Mortgage

"REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF MAY 1, 2006 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), BETWEEN THE BANK OF NEW YORK TRUST COMPANY, N.A., AS FIRST LIEN COLLATERAL AGENT (AS DEFINED THEREIN), AND WILMINGTON TRUST COMPANY, AS SECOND LIEN COLLATERAL AGENT (AS DEFINED THEREIN). THE INDENTURE TRUSTEE (A) ACKNOWLEDGES THAT IT HAS RECEIVED A COPY OF THE INTERCREDITOR AGREEMENT, (B) CONSENTS TO THE SUBORDINATION OF LIENS PROVIDED FOR IN THE INTERCREDITOR AGREEMENT, (C) AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTIONS CONTRARY TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND (D) IS AUTHORIZED TO ENTER INTO THE INTERCREDITOR AGREEMENT ON BEHALF OF THE NOTEHOLDERS. "

Provision for the First Lien Mortgage

"REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF MAY 1, 2006 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), BETWEEN THE BANK OF NEW YORK TRUST COMPANY, N.A., AS FIRST LIEN COLLATERAL AGENT (AS DEFINED THEREIN), AND WILMINGTON TRUST COMPANY, AS SECOND LIEN COLLATERAL AGENT (AS DEFINED THEREIN). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS MORTGAGE AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS MORTGAGE, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL."